UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 4, 2015

Net Element, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34887	90-1025599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3363 NE 163rd Street, Suite 705, North Miami Beach, FL	33160
(Address of Principal Executive Offices)	(Zip Code)

(305) 507-8808
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 4, 2015, Net Element, Inc. (the “Company”) entered into two letter agreements with the certain qualified institutional investors and certain institutional accredited investors listed in the Securities Purchase Agreement (Series A Convertible Preferred Stock of the Company) (the “Preferred SPA”) and the Securities Purchase Agreement (Senior Convertible Notes and Warrants) (the “Debt SPA”). The letter agreements waived certain terms of the Series A Convertible Preferred Stock of the Company, and waived and amended certain terms of the Preferred SPA and the Debt SPA and of the Senior Convertible Notes and Warrants issued pursuant to the Debt SPA, as follows:

1.	Notes and Warrants.

a.	No interest will accrue on the Senior Convertible Notes issued on April 30, 2015 by the Company to the Investors (the “Notes”) from the date of issuance of the Notes until the Moratorium Date (as defined below), unless otherwise mutually agreed to by the Company and the investors.

b.	All obligations of the parties with respect to the Notes, the Warrants (as defined in the Debt SPA and all other Transaction Documents (as defined in the Debt SPA), including but not limited to the investors' obligations to release the purchase price of the Notes to the Company and the Company’s obligations to the holders of the Notes set forth in the Notes or the Investors’ rights to purchase and the Company obligations to issue any Additional Notes or any Additional Warrants (each, as defined in the Debt SPA), were frozen and placed on hold until September 4, 2015 (such date, or such later date agreed to in writing by all Parties, the “Moratorium Date”).

c.	On or before the Moratorium Date, the Company and the investors will mutually decide in writing whether to reinstate the Notes and/or the Warrants and act in accordance with the terms thereof or otherwise mutually agreed modified terms thereof. The Company and the investors agreed that prior to the Moratorium Date they will work in good faith on amending the Warrants in a mutually acceptable manner

d.	Unless the Company and the investors have reached agreement in writing as contemplated in paragraph(c) above by the Moratorium Date, (i) all Notes will be automatically (i.e., without any further action by Company or the investors) null and void as of the Moratorium Date with no obligations or liabilities whatsoever of the Company relating thereto; (ii) the investors' right to purchase, and the Company's obligation to issue, Additional Notes and Additional Warrants (each, as defined in the Debt SPA) will be automatically (i.e., without any further action by the Company or the investors) null and void as of the Moratorium Date with no obligations or liabilities whatsoever of the Company relating thereto; and (iii) within five (5) business days from the Moratorium Date, the investors will return to the Company the originals of all Notes for cancellation by the Company.

e.	Notwithstanding anything to the contrary in the letter agreements or any other prior agreements, the Company's may enter into a transaction in which it obligates itself to issue shares of its common stock without triggering the Investors' participation rights, the anti-dilution provisions or other provisions set forth in any prior Agreements provided that such transaction is entered into on or prior to the Moratorium Date.

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2.	Preferred Securities

The terms of the Preferred SPA and related documents (including but not limited to the Certificate of Designations, Preferences and Rights (the "Certificate of Designations") of the Company's Series A Preferred Stock (the "Preferred Shares")) entered into on April 30, 2015 by and between the Parties with respect to the issuance of the Preferred Shares will be deemed waived to the extent necessary so that the following terms apply to the remaining outstanding Preferred Shares:

a.	From the effective date of the letter agreements, Section 4 (installment payment obligations) of the Certificate of Designations will not apply to the remaining outstanding Preferred Shares. From the effective date of the letter agreements until the Moratorium Date, the Equity Condition set forth in Section 24(v)(N) of the Certificate of Designations will be suspended.

b.	Notwithstanding anything herein to the contrary, the investors may submit a conversion notice to the Company pursuant to Section 2 of the Certificate of Designations and the Company shall deliver to the applicable Investor the shares of the Company common stock issuable upon such voluntary conversion pursuant to Section 2 of the Certificate of Designations.

In addition, each of the investors, together with any of its affiliates, agree that it will not sell shares of the Company common stock during any trading day in an amount exceeding in the aggregate 10% (ten percent) of the composite aggregate share trading volume of the Common Stock, measured at the time of each sale of common stock during such trading day as reported on Bloomberg L.P.

Further, the investors waived any and all actual, alleged or potential Equity Conditions Failures, Events of Default, any true-up obligations with respect to any Installment Amounts (as defined in the Certificate of Designations), Triggering Events, any failure to pay Interest solely under the Initial Notes (as defined in the Debt SPA) and any other claims with respect to any obligations of the Company prior to and through the effective date of the letter agreements, and any Investors’ remedies with respect thereto. The Company and the Investors exchanged mutual general releases through the date of the letter agreements.

The foregoing is only a brief description of the terms of the letter agreements, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the letter agreements which is filed as Exhibits 10.1 and 10.2 respectively to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant.

The disclosures of Item 1.01 of this Current Report are incorporated herein by this reference.

Item 3.03	Material Modification to Rights of Security Holders

The information set forth in Item 1.01 of this Current Report is incorporated herein by reference.

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Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Letter Agreement by and among the Company and the investors listed on the signature pages attached thereto.

10.2	Letter Agreement by and among the Company and the investors listed on the signature pages attached thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2015

NET ELEMENT, INC.

By:	/s/ Jonathan New
Name: Jonathan New
Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreements among the Company and the investors listed on the signature pages attached thereto.

10.2	Letter Agreements among the Company and the investors listed on the signature pages attached thereto.

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